Sovereign Bank, N.A. Fixed Income Investor Update April 2, 2013

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 Sovereign Bank: Overview Branches: 721 ATMs: 2,268 Employees (FTEs): 8,415 Sovereign serves a growing number of consumers, large and small businesses across its Northeast footprint Assets: $83.1B Deposits: $51.1B Gross Loans: $53.2B 1. FDIC Market Share of branches; data as of June 2012 (published on annual basis) Source: FDIC Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 169 2.7% 9 New Jersey 152 3.1% 7 New York 76 0.8% 17 Rhode Island 32 4.4% 6

4 4 Sustained Core Earnings Generation Profitability held below normalized level in 4Q12 due to extraordinary items Robust Loan Production Growth in C&I lending benefiting from charter change in 1Q12 Continued Improvement in Asset Quality Metrics resumed improvement after new OCC rule BK71 in 3Q12 Secure Liquidity Position Stable deposit balances, ample available liquidity Strong Capital Ratios Solid Tier 1 Common Equity base Sovereign Bank: 4Q2012 Highlights 1 BK7 impact increased NPLs $111.6MM in 3Q12

5 5 Net Interest Income ($Mn) Pre-Tax Income ($Mn) Sovereign Bank: Annual Profitability In 2012, Sovereign Bank continued growth in profitability $2,022 $1,484 $1,786 $1,823 $1,833 $0 $500 $1,000 $1,500 $2,000 $2,500 2008 2009 2010 2011 2012 +14% 2008 2009 2010 2011 2012 ($1398) ($1374) $450 $511 $448 $200 $400 $600 ($750) ($1500)

Sovereign Bank: Quarterly Profitability US $ Millions * PPNR = Pre-Tax Pre-Provision Income; See Appendix for Non-GAAP to GAAP reconciliation of PPNR. ** 4Q11 drop in PTPPI primarily due to loss taken on $1.1BN Private Label MBS portfolio sale 6 Extraordinary items held profitability below normalized level Net Interest Income ($Mn) Pre-Provision Net Revenue (PPNR)* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 332 264 236 119 251 260 213 179 0 50 100 150 200 250 300 350 400 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 471 452 449 451 471 463 456 443 0 100 200 300 400 500 600 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 146 139 106 59 148 153 142 68 0 50 100 150 200 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 101 100 72 44 118 127 123 70 0 25 50 75 100 125 150 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

7 7 4Q2012 Extraordinary Items  FHLB Advance Termination • Termination of $290MM of callable FHLB advance in December 2012 resulted in $36MM prepayment expense • Reduces interest expense on a “go-forward” basis by $17MM annually  Hurricane Sandy • Resulted in costs of $33MM primarily for provisions for credit losses and fixed asset impairments  Foreclosure Review Settlement1 • Remediation fund and mortgage modifications costs of $16MM 1 See SHUSA 10K – 2012 for further detail

8 Sovereign Bank: Balance Sheet $70.2B LIABILITIES $12.8B EQUITY $83.1B ASSETS Cash 3% Investments 24% C&I 16% CRE 12% Residential 14% Multi-family 9% Home Equity 8% Other Loans 5% Goodwill/ CDI 4% Other Assets 5% Interest- bearing DDA 11% Noninterest- bearing DDA 10% Savings 5% Money Market 21% CD 15% FHLB 16% Other Borrowings 4% Other Liabilities 3% Equity 15% All balances as of 12/31/2012

9 Sovereign Bank Charter Change Obtained Charter Change in January 2012 National Association Thrift • Real Estate focus • Mortgage/CRE led growth • Retail and Commercial Bank • C&I growth opportunity The movement to a National Association allows Sovereign Bank to rebalance its loan portfolio $3.3 $2.5 $7.1 $7.6 $10.6 $10.0 $11.6 $11.2 $6.9 $6.6 $12.2 $15.3 $51.7 $53.2 2011 2012 C&I HELOCS Resi Mortgages CRE Multi‐family Other Total Loans by Product Type ($Bn) 2.9% 25% 7% -6% -24% -3% -4%

10 10 $1,497 $1,364 $1,253 $1,127 $1,191 $1,176 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 NonperformingNon-Performing Loans Sovereign Bank: Asset Quality NPL = Nonaccruing loans plus accruing loans past due 90+ days Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, and Loss Dollars in millions -21% $4,358 $4,057 $3,868 $3,750 $3,657 $3,397 8.55% 7.84% 7.40% 7.09% 6.90% 6.38% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Classified Balances Criticized Balances Criticized Ratio Criticized Balances Asset quality metrics resumed improvement in 4Q12 after OCC BK7 rule change in 3Q12

11 11 Non-Performing Loan RatioDelinquency1 Sovereign Bank: Asset Quality Reserve Coverage (ALLL/NPL1) Texas Ratio2 79.4% 86.3% 93.6% 82.3% 86.2%77.0% 93.8% 94.2% 94.9% 97.3% 91.3% 91.2% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks 16.0% 12.1%12.4%11.9%13.4%14.3% 25.8%26.2%26.3% 28.8%29.8%29.6% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks 2 For Non-GAAP measure reconciliation Texas Ratio see Appendix 1 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government; NPL = Nonaccruing loans plus accruing loans past due 90+ days 1.19% 1.02%0.92%0.97%0.93% 1.11% 1.68%1.64%1.59% 1.81% 2.06%2.05% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks* 2.6% 2.4% 2.1% 2.3% 2.2% 2.9% 2.8% 2.6% 2.5% 2.4% 2.4% 2.3% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Large Banks *Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC

Other ConsumerMortgage and Home Equity Commercial Real Estate1 Outstandings NPL* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12 month average for that quarter and the prior 3 quarters; 3Q11 uptick in Mortgage NCO due to one-time charge off of accumulated SVAs related to charter change 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios Sovereign Bank: Asset Quality US $ Billions Other Commercial $18.0 $18.1 $18.1 $18.1 $18.0 $17.6 2.8% 2.8% 2.8% 2.8% 3.5% 3.6% 1.14% 1.21% 1.25% 1.28% 0.80% 0.75% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 $3.9 $3.6 $3.3 $3.1 $2.9 $2.7 1.6% 1.7% 1.7% 2.0% 2.6% 2.4% 2.5% 2.5% 2.6% 2.5% 2.8% 3.0% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 $15.3 $15.4 $15.4 $15.2 $15.3 $15.3 3.6% 3.6% 3.0% 2.6% 2.1% 2.0% 1.8% 1.8% 1.9% 1.4% 1.1% 0.9% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 $13.8 $14.5 $15.5 $16.5 $16.8 $17.6 2.7% 1.7% 1.5% 1.0% 1.0% 1.0% 1.3% 1.6% 1.3% 1.4% 1.4% 0.9% 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 12

13 13 Average Total Deposit Balances2 ($Mn) Sovereign Bank: Deposits $47,799 $49,246 $49,747 $49,348 $51,084 0.51% 0.48% 0.47% 0.48% 0.49% 4Q11 1Q12 2Q12 3Q12 4Q12 Total Deposits Yield Focus on growth of core non-maturity deposits Non-Maturity Deposit Growth Trends 1 Compound Annual Growth Rate (CAGR) represents the annualized rate of growth assuming a steady rate over the period of Dec. 2008-Dec. 2012 2 Represents average quarterly balance 5.4% 6.9% 10.9% 1.5% ‐9.0% ‐6.5% ‐10.4% ‐15.0% ‐10.0% ‐5.0% 0.0% 5.0% 10.0% 15.0% Non-interest Bearing Demand Deposits Interest Bearing Demand Deposits Money Market Accounts Savings Accounts CDs Total Wholesale Deposits Government & Other Deposits 2008 – 2012 CAGR1 Avg. Interest Cost

Sovereign Bank: Capital Ratios 14 For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix Risk-based ratios declined in 1Q12 partially due to change to OCC Call Report methodology; certain assets required higher risk weightings which increased RWA 14.2% 13.0% 12.9% 12.8% 12.9% 4Q11 1Q12 2Q12 3Q12 4Q12 14.1% 13.0% 12.9% 12.8% 12.9% 4Q11 1Q12 2Q12 3Q12 4Q12 11.2% 10.6% 10.6% 10.5% 10.5% 4Q11 1Q12 2Q12 3Q12 4Q12 16.5% 15.1% 15.0% 14.9% 14.9% 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 Common Ratio Tier 1 Leverage Ratio Tier 1 Risk Based Capital Ratio Total Risk Based Capital Ratio

Appendix

16 (US$ in Millions) 4Q11 1Q12 2Q12 3Q12 4Q12 Net interest income 451$ 471$ 463$ 456$ 443$ Fees & other income 108 160 145 143 163 Other non-interest income (49) 15 61 - 24 Net revenue 510 646 669 599 630 General & administrative expenses (353) (349) (371) (347) (380) Other expenses (38) (46) (38) (39) (71) Provisions for credit losses (60) (103) (108) (71) (111) Income before taxes 59 148 152 142 68 Income tax expense (14) (30) (26) (19) 2 Net income 45$ 118$ 126$ 123$ 70$ 4Q11 1Q12 2Q12 3Q12 4Q12 Net interest margin 2.79% 2.80% 2.70% 2.61% 2.53% GAAP effective tax rate 23.7% 20.3% 17.1% 13.4% -2.9% Sovereign Bank: Quarterly Trended Statement of Operations

17 Sovereign Bank: Annual Trended Statement of Operations 1 See Sovereign Bank Non-GAAP to GAAP reconciliation slide later in Appendix. (US$ in Millions) 2008 2009 2010 2011 2012 Net interest income 2,022$ 1,484$ 1,786$ 1,823$ 1,833$ Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 Net revenue 1,179 1,741 2,602 2,432 2,544 General & administrative expenses (1,514) (1,276) (1,212) (1,307) (1,447) Other expenses (152) (575) (203) (174) (194) Provisions for credit losses (911) (1,264) (739) (501) (393) Income/(Loss) before taxes (1,398) (1,374) 448 450 510 Income tax (expense)/benefit (691) 1,423 307 (133) (73) Net income/(loss) (2,089)$ 49$ 755$ 317$ 437$ 2008 2009 2010 2011 2012 Net interest margin 3.08% 2.36% 2.94% 2.84% 2.66% Efficiency ratio1 141.3% 106.3% 54.4% 60.9% 64.5% GAAP effective tax rate 49.4% -103.6% -68.5% 29.6% 14.3%

18 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 19,943$ 2.12% 19,858$ 2.16% 85$ -0.04% 16,334$ 2.52% Loans (non run-off portfolio) 51,587 3.93% 51,279 4.02% 308 -0.09% 49,084 4.26% Loans (run-off portfolio) 1,287 6.01% 1,456 5.92% (169) 0.09% 2,242 6.17% Allowance for loan losses (959) --- (1,044) --- 85 --- (1,114) --- Other assets 9,467 --- 9,522 --- (55) --- 9,428 --- TOTAL ASSETS 81,325$ 3.11% 81,071$ 3.18% 254$ -0.07% 75,974$ 3.48% Interest-bearing demand deposits 9,066 0.18% 8,782 0.14% 284 0.04% 9,150 0.19% Noninterest-bearing demand deposits 8,204 --- 8,409 --- (205) --- 7,970 --- Savings 3,782 0.16% 3,830 0.14% (48) 0.02% 3,484 0.13% Money market 17,154 0.49% 16,086 0.51% 1,068 -0.02% 17,343 0.55% Certificates of deposit 12,879 1.12% 12,241 1.10% 638 0.02% 9,851 1.25% Borrowed funds 15,158 3.04% 16,882 2.82% (1,724) 0.22% 13,610 3.97% Other liabilities 2,119 --- 1,986 --- 133 --- 1,912 --- Equity 12,963 --- 12,855 --- 108 --- 12,654 --- TOTAL LIABILITIES & SE 81,325$ 0.87% 81,071$ 0.88% 254$ -0.01% 75,974$ 1.03% NET INTEREST MARGIN 2.53% 2.61% -0.08% 2.79% 4Q12 4Q113Q12 Change

19 19 Rating Agencies SOVEREIGN Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB ST Deposits P-2 A-2 F-2 Outlook Stable Negative Negative SHUSA Moody’s S&P Fitch Baa2 BBB BBB P-2 A-2 F-2 Negative Negative Negative  On October 16, 2012, S&P lowered Santander’s ratings by 2 notches (from A-/A-2 to BBB/A-2)  On October 16, 2012 S&P lowered SHUSA’s and Sovereign Bank’s ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA’s or Sovereign’s Stand Alone Credit Profile (SACP) rating  On October 26, 2012, following its affirmation of its ratings on Spain, Moody’s affirmed its ratings on Santander  On October 26, 2012, Moody’s affirmed SHUSA’s and Sovereign Bank’s ratings. Sovereign’s Outlook was returned to stable December 31, 2012

20 Sovereign Bank: Non-GAAP to GAAP Reconciliations $ Millions 4Q11 1Q12 2Q12 3Q12 4Q12 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 8,066$ 7,871$ 7,966$ 8,001$ 8,027$ Risk Weighted Assets 57,311 60,537 61,574 62,330 62,411 Ratio 14.1% 13.0% 12.9% 12.8% 12.9% Tier 1 Leverage Tier 1 Capital 8,216$ 7,871$ 7,966$ 8,001$ 8,027$ 73,692 74,386 75,434 76,050 76,277 Ratio 11.2% 10.6% 10.6% 10.5% 10.5% Tier 1 Risk Based Tier 1 Capital 8,216$ 7,871$ 7,966$ 8,001$ 8,027$ Low Level Recourse Deduction (57) - - - - 8,159 7,871 7,966 8,001 8,027 Risk Weighted Assets 57,311 60,537 61,574 62,330 62,411 Ratio 14.2% 13.0% 12.9% 12.8% 12.9% Total Risk Based Risk Based Capital 9,430$ 9,133$ 9,241$ 9,283$ 9,311$ Risk Weighted Assets 57,311 60,537 61,574 62,330 62,411 Ratio 16.5% 15.1% 15.0% 14.9% 14.9% Average total assets for leverage capital purposes (1) (1) Total assets adjusted for intangible assets and other regulatory deductions

21 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 4Q11 1Q12 2Q12 3Q12 4Q12 Sovereign Bank Texas Ratio Total Equity 12,494$ 12,646$ 12,721$ 12,868$ 12,849$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,220) (3,501) (3,522) (3,547) (3,566) Tangible Common Equity 9,274$ 9,145$ 9,199$ 9,321$ 9,283$ Nonperforming Assets 1,478$ 1,371$ 1,216$ 1,274$ 1,242$ Allowance for loan losses 1,083$ 1,082$ 1,056$ 980$ 1,013$ 90+ DPD accruing 5$ 4$ 3$ 2$ 3$ Texas Ratio 14.32% 13.44% 11.89% 12.39% 12.09% Efficiency Ratio G&A Expenses 353$ 349$ 371$ 347$ 380$ Other Expenses 38 46 38 39 71 391 395 409 386 451 Net interest income 451 471 463 456 443 Fees & other income 108 160 145 143 163 Other non-interest expenses (49) 15 61 - 24 510$ 646$ 669$ 599$ 630$ Ratio 76.7% 61.1% 61.1% 64.4% 71.6%

22 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2008 2009 2010 2011 2012 Efficiency Ratio G&A Expenses 1,514$ 1,276$ 1,212$ 1,307$ 1,447$ Other Expenses 152 575 203 174 194 1,666 1,851 1,415 1,481 1,641 Net interest income 2,022 1,484 1,786 1,823 1,833 Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 1,179$ 1,741$ 2,602$ 2,432$ 2,544$ Ratio 141.3% 106.3% 54.4% 60.9% 64.5%